CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form
S-8 of our reports dated October 28, 1993 included in Ruddick
Corporation and subsidiaries' Form 10-K for the year ended
October 3, 1993.





                                   ARTHUR ANDERSEN LLP


Charlotte, North Carolina
November 18, 1994